UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 19, 2021

Lumentum Holdings Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-36861	47-3108385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1001 Ridder Park Drive, San Jose, CA	95131
(Address of Principal Executive Offices)	(Zip Code)
(408) 546-5483
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.001 per share	LITE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As indicated below, on November 19, 2021, the stockholders of the Company approved amendments to the Amended and Restated 2015 Equity Incentive Plan (the “2015 Plan”) to (i) increase the number of shares reserved for issuance under the 2015 Plan by an additional 3,000,000 shares and (ii) make certain other changes to reflect changes in the law and/or good corporate governance practices.

The Company’s board of directors previously approved the amended 2015 Plan subject to stockholder approval.
A detailed summary of the 2015 Plan is set forth in the Company’s proxy statement for its 2021Annual Meeting of Stockholders filed with the Securities and Exchange Commission on September 30, 2021. A copy of the 2015 Plan, as amended, is filed herewith as Exhibit 10.1

Item 5.07 - Submission of Matters to a Vote of Security Holders.
On November 19, 2021, the Company held its 2021 Annual Meeting of Stockholders. There were 72,546,612 shares issued, outstanding and eligible to vote at the meeting as of the record date of September 21, 2021, of which 63,570,108 shares were represented at the meeting, constituting 88% of the outstanding shares entitled to vote. The proposals considered at the meeting are described in detail in the Company’s 2021 Proxy Statement. The proposals voted upon at the meeting and the vote with respect to each such matter are set forth below:
(i) Election of Directors:

Name	For:	Against:	Abstentions:	Broker Non-Votes:
Harold L. Covert	55,878,986	216,378	54,468	7,420,276
Isaac H. Harris	55,911,658	179,048	59,126	7,420,276
Penelope A. Herscher	55,816,309	280,485	53,038	7,420,276
Julia S. Johnson	55,885,188	211,731	52,913	7,420,276
Brian J. Lillie	55,739,053	355,466	55,313	7,420,276
Alan S. Lowe	55,956,666	134,898	58,268	7,420,276
Ian S. Small	55,913,194	180,542	56,096	7,420,276
Janet S. Wong	55,550,849	546,022	52,961	7,420,276

(ii) To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers:

For:	Against:	Abstentions:	Broker Non-Votes:
52,717,050	3,203,951	228,831	7,420,276
(iii) To approve the Amended and Restated 2015 Equity Incentive Plan:

For:	Against:	Abstentions:	Broker Non-Votes:
53,814,018	2,100,296	235,518	7,420,276
(iv) To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the period ending July 2, 2022:

For:	Against:	Abstentions:
63,314,857	211,547	43,704

Item 9.01 Exhibits

Exhibit Number	Exhibit Title

10.1	2015 Equity Incentive Plan, as amended
104	Cover Page Interactive Data File (formatted as Inline XBRL)

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMENTUM HOLDINGS INC.

	By:	/s/ Judy Hamel
	Name:	Judy Hamel
	Title:	Senior Vice President, General Counsel and Secretary

November 23, 2021